EXECUTIVE DEATH BENEFIT MASTER AGREEMENT


                              UNITED NATIONAL BANK
                             Bridgewater, New Jersey

                                 October 1, 1997



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                    EXECUTIVE DEATH BENEFIT MASTER AGREEMENT


         This Executive Death Benefit Master Agreement (the "Agreement"), effective as of the 1st day of October, 1997, formalizes the understanding by and between UNITED NATIONAL BANK (the"Bank"), a national banking association with its principal place of business in New Jersey, and certain key employees, hereinafter referred to as "Executive", who shall be approved by the Bank to participate and who shall elect to become a party to this Executive Death Benefit Master Agreement by execution of an Executive Death Benefit Joinder Agreement ("Joinder Agreement") in a form provided by the Bank. Any reference herein to "Holding Company" shall mean UNITED NATIONAL BANCORP, which shall join in this Agreement solely for purposes of guaranteeing the payments to the Executive hereunder.

                              W I T N E S S E T H :

         WHEREAS, the Executives are employed by the Bank; and

         WHEREAS, the Bank recognizes the valuable services heretofore performed by such Executives and wishes to encourage continued employment; and

         WHEREAS, the Executives   wish  to  provide  their  beneficiaries  with
         benefits from and after death; and

         WHEREAS, the Bank and the Executives wish to provide the terms and conditions upon which the Bank shall pay such death benefits to the Executive's beneficiaries after death; and

         WHEREAS, the Bank and the Executives intend this Agreement to be considered an unfunded arrangement, maintained primarily to provide death benefits for such Executives, members of a select group of management or highly compensated employees of the Bank and/or Corporation, for purposes of the Employee Retirement Income Security Act of 1974, as amended; and

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         WHEREAS,  the Bank has adopted  this  Executive  Death  Benefit  Master
Agreement  which  controls  all  issues  relating  to  the   pre-retirement  and
post-termination death benefits as described herein;

         NOW, THEREFORE, in consideration of the premises and of the mutual promises herein contained, the Bank and the Executive agree as follows:

                                    SECTION I
                                   DEFINITIONS

         When used herein, the following words and phrases shall have the meanings below unless the context clearly indicates otherwise:

1.1 "Accrued Benefit" means that portion of the Executive's Pre-Retirement or Post- Termination Death Benefit which is required to be expensed and accrued in accordance with generally accepted accounting principles
         (GAAP). Any appropriate GAAP methodology may be selected by the Board of Directors in the exercise of its sole discretion. The Accrued Benefit shall be collectively maintained on the books of the Bank and the Corporation for each Executive and the allocation of the expense required during any plan year shall be determined in accordance with the Executive's Allocation Percentage as shown in Exhibit A of this Agreement.

1.2 "Act" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.3      "Bank" means UNITED NATIONAL BANK and any successor thereto.


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1.4      "Beneficiary"  means the person or persons (and their heirs) designated as Beneficiary in the Executive's Joinder Agreement to whom the deceased Executive's death benefits are payable. If no Beneficiary is so designated, then the Executive's Spouse, if living, will be deemed the Beneficiary. If the Executive's Spouse is not living, then the Children of the Executive will be deemed the Beneficiaries and will take on a per stirpes basis. If there are no living Children, then the Estate of the Executive will be deemed the Beneficiary.

1.5 "Benefit Expiration Age" means the age, upon the attainment of which, as demonstrated in the Death Benefit Joinder Agreement, the Executive is no longer entitled to a benefit under this Agreement.

1.6 "Cause" shall mean willful misconduct, breach of fiduciary duty involving personal benefit to the Executive, conviction of a felony, wilful breach or willful neglect by the Executive of his duties as an Executive of the Holding Company or the Bank, or persistent negligence or misconduct in the performance of such duties. For purposes of this definition, no act or failure to act on the part of the Executive shall be considered "willful" unless done or omitted not in good faith and without reasonable belief that the action or omission was in the best interest of the Holding Company or the Bank. If the termination for Cause occurs after a Change in Control, the Executive shall not be deemed to have been terminated for Cause hereunder unless and until:
         (i) there shall have been delivered to the Executive a copy of a certification by a majority of the non-officer members of the Board of Directors of the Bank finding that, in the good faith opinion of such majority, the Executive was guilty of conduct which was deemed to be Cause for termination and specifying the particulars thereof in detail, and (ii) after reasonable notice to the Executive there shall have been an opportunity for the Executive, together with counsel to the Executive, to be heard before such non-officer members of the Board of Directors.


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1.7      "Children"  means the Executive's  children,  both natural and adopted, then living at the time payments are due the Children under this Agreement.

1.8 "Change in Control" of the Holding Company or the Bank shall mean the first to occur of any of the following events:
         (a) Any person or entity or group of affiliate persons or entities (other than the Holding Company) becomes a beneficial owner, directly or indirectly, of 25% or more Holding Company's and/or the Bank's voting securities or all or substantially all of the assets of Holding Company and/or the Bank.
         (b) Holding Company and/or the Bank enters into a definitive agreement which contemplates the merger, consolidation or combination of either Holding Company or the Bank with an unaffiliated entity in which either or both of the following is to occur: (i) the directors of Holding Company and/or Bank, as applicable, immediately prior to such merger, consolidation or combination will constitute less than a majority of the board of directors of the surviving, new or combined entity; or (ii) less than 75% of the outstanding voting securities of the surviving, new or combined entity will be beneficially owned by the stockholders of Holding Company immediately prior to such merger, consolidation or combination; provided, however, that if any definitive agreement to merge, consolidate or combine is terminated without consummation of the transaction, then no Change in Control shall be deemed to have occurred pursuant to this paragraph (b).
         (c) Holding Company and/or the Bank enters into a definitive agreement which contemplates the transfer of all or substantially all of Holding Company's and/or the Bank's assets, other than to a wholly-owned subsidiary of Holding Company; provided, however, that if any definitive agreement to transfer assets is terminated without consummation of the transfer, then no Change in Control shall be deemed to have occurred pursuant to this paragraph (c).
         (d) A majority of the members of the Board of Directors of either Holding Company or the Bank shall be persons who: (i) were not members of such Board on the date

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                  hereof ("current  members");  and (ii) were not nominated by a vote of the Board which included the affirmative vote of a majority of the current members on the Board at the time of their nomination ("future designees") and (iii) were not
                  nominated   by  a  vote  of  the  Board  which   included  the
                  affirmative vote of a majority of the current members and future designees, taken as a group, on the Board at the time of their nomination.

1.9      "Effective Date" of this Agreement shall be October 1, 1997.

1.10     "Estate" means the estate of the Executive.

1.11 "Holding Company" means UNITED NATIONAL BANCORP and any successor thereto.

1.12 "Spouse" means the individual to whom the Executive is legally married at the time of the Executive's death.

1.13 "Pre-Retirement Death Benefit" means a lump sum benefit payable to Executive's Beneficiary in the event of the Executive's death prior to attainment of the Benefit Expiration Age. The Pre-Retirement Death Benefit payable is set forth in the Executive Death Benefit Joinder Agreement attached hereto.

1.14 "Post-Termination Death Benefit" means a lump sum benefit equal to the amount set forth in the Executive's Death Benefit Joinder Agreement payable to Executive's Beneficiary in the event of Executive's death
         (i) after Executive's termination of employment for any reason, other than Cause, and (ii) prior to Executive's attainment of the benefit Expiration Age.

1.15 "Retirement Age" means the Executives retirement age, as set forth in the Bank's pension plan, or if the Bank does not maintain a pension plan, age 65.

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                                   SECTION II
                                    BENEFITS

2.1 Payment of Pre-Retirement Death Benefit. If the Executive is employed by the Bank at the time of his death, the Executive's Beneficiary shall be entitled to the Pre-Retirement Death Benefit. Such benefit shall be payable within thirty (30) days of the Executive's death. No additional benefits provided for in this Agreement shall be due to any Beneficiary of the Executive.

2.2 Payment of Post-Termination Death Benefit. If the Executive dies, prior to attainment of the Benefit Expiration Age and following termination of service with the Bank, other than for Cause, the Executive's Beneficiary shall be entitled to the Post-Termination Death Benefit. Such benefit shall be paid in a lump sum within ninety (90) days of the Executive's death. No additional benefits provided for in this Agreement shall be due to any Beneficiary of the Executive.

2.3 Additional Death Benefit Burial Expense. Upon the Executive's death, the Executive's Beneficiary shall be entitled to receive a one-time lump sum death benefit in the amount of Ten Thousand Dollars ($10,000). This benefit shall be provided specifically for the purpose of providing payment for burial and/or funeral expenses of the Executive. Such death benefit shall be payable within thirty (30) days of the Executive's death. The Executive's Beneficiary shall not be entitled to such benefit if the Executive is terminated for Cause prior to death. Notwithstanding anything in this Section 2.3 to the contrary, if the Executive is also a participant in the Executive Deferred Compensation Plan or Executive Deferred Bonus Plan under which an additional $10,000 death benefit for burial expenses is being paid, no such death benefit shall be paid hereunder.

2.4 Benefits in the Event of a Change in Control. In the event of a voluntary or involuntary termination of employment within three (3) years following a Change in Control of the

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         Holding Company or the Bank,  other than due to the Executive's  death, the Executive shall be entitled to a benefit under this Section 2.4, in lieu of any other benefit to which he might be entitled hereunder. Commencing within thirty (30) days of the Executive's attainment of his Retirement Age, the Executive shall receive an annual benefit of Twenty-Five Thousand Dollars ($25,000) payable monthly, for a period of One Hundred Twenty (120) Months. In the event the Executive dies before
         all  benefits  are  paid  under  this  Section  2.4,  the   Executive's
         Beneficiary shall be paid all remaining installments due and owing hereunder.

2.5 Termination for Cause. If the Executive is terminated for Cause, all benefits under this Agreement shall be forfeited and this Agreement shall become null and void with regard to such Executive.


                                   SECTION III
                             BENEFICIARY DESIGNATION

         The Executive shall make an initial designation of primary and secondary Beneficiaries upon execution of his Joinder Agreement and shall have the right to change such designation, at any subsequent time, by submitting to the Administrator in substantially the form attached as Exhibit A to the Joinder Agreement, a written designation of primary and secondary Beneficiaries. Any Beneficiary designation made subsequent to execution of the Joinder Agreement shall become effective only when receipt thereof is acknowledged in writing by the Administrator.


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                                   SECTION IV
                           EXECUTIVE'S RIGHT TO ASSETS

         The rights of the Executive, any Beneficiary, or any other person claiming through the Executive under this Agreement, shall be solely those of an unsecured general creditor of the Bank. The Executive, the Beneficiary, or any other person claiming through the Executive, shall only have the right to receive from the Bank those payments so specified under this Agreement. The Executive agrees that he, his Beneficiary, or any other person claiming through him shall have no rights or interests whatsoever in any asset of the Bank, including any insurance policies or contracts which the Bank may possess or obtain to informally fund this Agreement. Any asset used or acquired by the Bank in connection with the liabilities it has assumed under this Agreement, unless expressly provided herein, shall not be deemed to be held under any trust for the benefit of the Executive or his Beneficiaries, nor shall any asset be considered security for the performance of the obligations of the Bank. Any such asset shall be and remain, a general, unpledged, and unrestricted asset of the Bank.

                                    SECTION V
                            RESTRICTIONS UPON FUNDING

         The Bank shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under this Agreement. The Executive, his Beneficiaries or any successor in interest to him shall be and remain simply a general unsecured creditor of the Bank in the same manner as any other creditor having a general claim for matured and unpaid compensation. The Bank reserves the absolute right in its sole discretion to either purchase assets to meet its obligations undertaken by this Agreement or to refrain from the same and to determine the extent, nature, and method of such asset purchases. Should the Bank decide to purchase assets such as life insurance, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such assets at any time, in whole or in part. At no time shall the Executive be deemed to have any lien, right, title or interest in or to any specific

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investment  or to any assets of the Bank. If the Bank elects to invest in a life insurance, disability or annuity policy upon the life of the Executive, then the Executive shall assist the Bank by freely submitting to a physical examination and by supplying such additional information necessary to obtain such insurance or annuities.

                                   SECTION VI
                     ALIENABILITY AND ASSIGNMENT PROHIBITION

         Neither the Executive nor any Beneficiary under this Agreement shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify or otherwise encumber in advance any of the benefits payable hereunder, nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance owed by the Executive or his Beneficiary, nor be transferable by operation of law in the event of bankruptcy, insolvency or otherwise. In the event the Executive or any Beneficiary attempts assignment, communication, hypothecation, transfer or disposal of the benefits hereunder, the Bank's liabilities shall forthwith cease and terminate with respect to such Executive or Beneficiary

                                   SECTION VII
                                 ACT PROVISIONS

7.1 Named Fiduciary and Administrator. The Bank shall be the Named Fiduciary and Administrator (the "Administrator") of this Agreement. As Administrator, the Bank shall be responsible for the management, control and administration of the Agreement as established herein. The Administrator may delegate to others certain aspects of the management and operational responsibilities of the Agreement, including the employment of advisors and the delegation of ministerial duties to qualified individuals.

7.2 Claims Procedure and Arbitration. In the event that benefits under this Agreement are not paid to the Executive's Beneficiary and such claimant(s) feel they are entitled to receive

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         such benefits,  then a written claim must be made to the  Administrator within sixty (60) days from the date payments are refused. The Bank and its Board shall review the written claim and, if the claim is denied, in whole or in part, they shall provide in writing, within ninety (90) days of receipt of such claim, their specific reasons for such denial, reference to the provisions of this Agreement upon which the denial is based, and any additional material or information necessary to perfect the claim. Such writing by the Bank and its Board shall further indicate the additional steps which must be undertaken by claimants if an additional review of the claim denial is desired.

         If claimants desire a second review, they shall notify the Administrator in writing within sixty (60) days of the first claim denial. Claimants may review this Agreement, or any documents relating thereto and submit any issues and comments, in writing, they may feel appropriate. In its sole discretion, the Administrator shall then review the second claim and provide a written decision within sixty
         (60) days of receipt of such claim. This decision shall state the specific reasons for the decision and shall include reference to specific provisions of this Agreement upon which the decision is based.

         If claimants continue to dispute the benefit denial based upon completed performance of this Agreement or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to mediation, administered by the American Arbitration Association ("AAA") (or a mediator selected by the parties) in accordance with the AAA's Commercial Mediation Rules. If mediation is not successful in resolving the dispute, it shall be settled by arbitration administered by the AAA under its Commercial Arbitration Rules, and judgment on the award rendered by the arbitrators) may be entered in any court having jurisdiction thereof.


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                                  SECTION VIII
                                  MISCELLANEOUS

8.1 No Effect on Employment Rights. Nothing contained herein will confer upon the Executive the right to be retained in the service of the Bank nor limit the right of the Bank to discharge or otherwise deal with the Executive without regard to the existence of the Agreement.

8.2 State Law. The Agreement is established under, and will be construed according to, the laws of the State of New Jersey, to the extent such laws are not preempted by the Act and valid regulations published thereunder.

8.3 Severability. In the event that any of the provisions of this Agreement or portion thereof, are held to be inoperative or invalid by any court of competent jurisdiction, then: (1) insofar as is reasonable, effect will be given to the intent manifested in the provisions held invalid or inoperative, and (2) the validity and enforceability of the remaining provisions will not be affected thereby.

8.4 Incapacity of Recipient. In the event the Executive is declared incompetent and a conservator or other person legally charged with the care of his person or Estate is appointed, any benefits under the Agreement to which such Executive is entitled shall be paid to such conservator or other person legally charged with the care of his person or Estate. Except as provided above in this paragraph, when the Bank's Board of Directors, in its sole discretion determines that the Executive is unable to manage his financial affairs, the Board may direct the Bank to make distributions to any person for the benefit of the Executive.

8.5      Recovery of Estate Taxes.   If the Executive's gross estate for federal
         estate tax purposes includes any amount determined by reference to and on account of this Agreement, and if

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         the  Beneficiary  is  other  than  the  Executive's  estate,  then  the
         Executive's estate shall be entitled to recover from the Beneficiary receiving such benefit under the terms of the Agreement an amount by which the total estate tax due by Executive's estate, exceeds the total estate tax which would have been payable if the value of such benefit had not been included in the Executive's gross estate. If there is more than one person receiving such benefit, the right of recovery shall be against each such person.

8.6 Unclaimed Benefit. The Executive shall keep the Bank informed of his current address and the current address of his Beneficiaries. The Bank shall not be obligated to search for the whereabouts of any person. If the location of the Executive is not made known to the Bank as of the date upon which any payment of any benefits may first be made, the Bank shall delay payment of the Executive's benefit payment(s) until the location of the Executive is made known to the Bank; however, the Bank shall only be obligated to hold such benefit payment(s) for the Executive until the expiration of thirty-six (36) months. Upon expiration of the thirty-six (36) month period, the Bank may discharge its obligation by payment to the Executive's Beneficiary. If the location of the Executive's Beneficiary is not made known to the Bank by the end of an additional two (2) month period following expiration of the thirty-six (36) month period, the Bank may discharge its obligation by payment to the Executive's Estate. If there is no Estate in existence at such time or if such fact cannot be determined by the Bank, the Executive and his Beneficiary(ies) shall thereupon forfeit any rights to the balance, if any, of the Executive's Accrued Benefit provided for such Executive and/or Beneficiary under this Agreement.

8.7 Limitations on Liability. Notwithstanding any of the preceding provisions of the Agreement, neither the Bank, nor any individual acting as an employee or agent of the Bank, or as a member of the Board of Directors shall be liable to the Executive or any other person for any claim, loss, liability or expense incurred in connection with the Agreement.


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8.8      Gender.  Whenever in this Agreement  words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

8.9 Effect on Other Corporate Benefit Agreements. Nothing contained in this Agreement shall affect the right of the Executive to participate in or be covered by any qualified or non-qualified pension, profit sharing, group, bonus or other supplemental compensation or fringe benefit agreement constituting a part of the Bank's existing or future compensation structure.

8.10 Suicide. Notwithstanding anything to the contrary in this Agreement, the benefits otherwise provided herein shall not be payable if the Executive's death results from suicide, whether sane or insane, within twenty-six (26) months after the execution of this Agreement. If the Executive dies during this twenty-six (26) month period due to suicide, all benefits under this Agreement shall be forfeited and this Agreement shall become null and void.

8.11 Headings. Headings and sub-headings in this Agreement are inserted for reference and convenience only and shall not be deemed a part of this Agreement.

8.12 Inurement. This Agreement shall be binding upon and shall inure to the benefit of the Bank, its successors and assigns, and the Executive, his successors, heirs, executors, administrators, and Beneficiaries.

8.13 Establishment of a Rabbi Trust. The Bank shall establish a rabbi trust into which the Bank shall contribute assets which shall be held therein, subject to the claims of the Bank's creditors in the event of the Bank's "Insolvency" (as defined in such rabbi trust agreement), until the contributed assets are paid to the Executive and/or his Beneficiary in such manner and at such times as specified in this Agreement. It is the intention of the Bank that the

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         contribution or contributions to the rabbi trust shall provide the Bank with a source of funds to assist it in meeting the liabilities of this Agreement.

8.14 Source of Payments. All payments provided in this Agreement shall be timely paid in cash or check from the general funds of the Bank or the assets of the rabbi trust. The Holding Company, however, guarantees payment and provision of all amounts and benefits due to the Executive and, if such amounts are not timely paid or provided by the Bank, or the rabbi trust, such amounts and benefits shall be paid or provided by the Holding Company.

                                   SECTION IX
                              AMENDMENT/REVOCATION

         This Agreement shall not be amended, modified or revoked at any time, in whole or part, without the mutual written consent of the Executive and the Bank and such mutual consent shall be required even if the Executive is no longer employed by the Bank.

                                    SECTION X
                                    EXECUTION

10.1 This Agreement sets forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby, and any previous agreements or understandings between the parties hereto regarding the subject matter hereof are merged into and superseded by this Agreement.

10.2 This Agreement shall be executed in triplicate, each copy of which, when so executed and delivered, shall be an original, but all three copies shall together constitute one and the same instrument.




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         IN WITNESS  WHEREOF,  the Bank and the Holding Company have caused this
Agreement to be executed on this day and date first above written.



                                                     UNITED NATIONAL BANK:


                                                     By: _______________________

                                                     ---------------------------
                                     (Title)


                                                     UNITED NATIONAL BANCORP:


                                                     By:


                                     (Title)




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                           EXECUTIVE DEATH BENEFIT JOINDER AGREEMENT

         I, A. Richard Abrahamian, hereby apply for approval by UNITED NATIONAL BANK to participate in the Executive Death Benefit Master Agreement ("Master Agreement") established on October 1, 1997, by UNITED NATIONAL BANK, as such Master Agreement may now exist or hereafter be modified; and do further agree to the terms and conditions thereof.

         I understand that receipt by my Beneficiary of the Pre-Retirement or Post-Termination Death Benefit is contingent upon my compliance with the provisions of the Agreement.

         I understand that if I die while employed by the Bank or voluntarily or involuntarily terminate employment at the Bank, for reasons other than Cause, my Beneficiary will be entitled to a Pre-Retirement Death Benefit or Post-Termination Death Benefit in accordance with the following schedule:

                  Age at Death                                Death Benefit
                  ------------                                -------------
                         38                                126,953
                         39                                123,363
                         40                                119,705
                         41                                115,976
                         42                                112,171
                         43                                108,288
                         44                                104,322
                         45                                100,269
                         46                                 96,126
                         47                                 91,886
                         48                                 87,547
                         49                                 83,103
                         50                                 78,550
                         51                                 73,881
                         52                                 69,093
                         53                                 64,179
                         54                                 59,133

                         55                                 53,950
                         56                                 48,624
                         57                                 43,147
                         58                                 37,513
                         59                                 31,715
                         60                                 25,746
                         61                                 19,598
                         62                                 13,263
                         63                                  6,733
                         64                                      0

         I further understand that I am entitled to review or obtain a copy of the Master Agreement, at any time, and may do so by contacting the Bank.

         This Joinder Agreement shall become effective upon execution (below) by
(i) the Executive, (ii) a duly authorized officer of the Bank and (iii) a duly authorized officer of the Corporation.


         Dated this 1st day of October, 1997.




(Executive)



(Bank's duly authorized Officer)



(Corporation's duly authorized Officer)

                    EXECUTIVE DEATH BENEFIT JOINDER AGREEMENT

         I, Raymond C. Kenwell, hereby apply for approval by UNITED NATIONAL BANK to participate in the Executive Death Benefit Master Agreement ("Master Agreement") established on October 1, 1997, by UNITED NATIONAL BANK, as such Master Agreement may now exist or hereafter be modified; and do further agree to the terms and conditions thereof.

         I understand that receipt by my Beneficiary of the Pre-Retirement or Post-Termination Death Benefit is contingent upon my compliance with the provisions of the Agreement.

         I understand that if I die while employed by the Bank or voluntarily or involuntarily terminate employment at the Bank, for reasons other than Cause, my Beneficiary will be entitled to a Pre-Retirement Death Benefit or Post-Termination Death Benefit in accordance with the following schedule:

                  Age at Death                            Death Benefit

                         45                                 78,681
                         46                                 75,431
                         47                                 72,106
                         48                                 68,703
                         49                                 65,217
                         50                                 61,645
                         51                                 57,983
                         52                                 54,226
                         53                                 50,370
                         54                                 46,412
                         55                                 42,345
                         56                                 38,165
                         57                                 33,867
                         58                                 29,445
                         59                                 24,895
                         60                                 20,210
                         61                                 15,384
                         62                                 10,412
                         63                                  5,286
                         64                                      0

         I further understand that I am entitled to review or obtain a copy of the Master Agreement, at any time, and may do so by contacting the Bank.

         This Joinder Agreement shall become effective upon execution (below) by
(i) the Executive, (ii) a duly authorized officer of the Bank and (iii) a duly authorized officer of the Corporation.


         Dated this 1st day of October, 1997.




(Executive)



(Bank's duly authorized Officer)



(Corporation's duly authorized Officer)

                    EXECUTIVE DEATH BENEFIT JOINDER AGREEMENT

         I, Charles E. Nunn, Jr., hereby apply for approval by UNITED NATIONAL BANK to participate in the Executive Death Benefit Master Agreement ("Master Agreement") established on October 1, 1997, by UNITED NATIONAL BANK, as such Master Agreement may now exist or hereafter be modified; and do further agree to the terms and conditions thereof.

         I understand that receipt by my Beneficiary of the Pre-Retirement or Post-Termination Death Benefit is contingent upon my compliance with the provisions of the Agreement.

         I understand that if I die while employed by the Bank or voluntarily or involuntarily terminate employment at the Bank, for reasons other than Cause, my Beneficiary will be entitled to a Pre-Retirement Death Benefit or Post-Termination Death Benefit in accordance with the following schedule:

                  Age at Death                            Death Benefit

                         44                                 64,052
                         45                                 61,580
                         46                                 59,051
                         47                                 56,464
                         48                                 53,815
                         49                                 51,102
                         50                                 48,322
                         51                                 45,471
                         52                                 42,546
                         53                                 39,545
                         54                                 36,462
                         55                                 33,296
                         56                                 30,041
                         57                                 26,655
                         58                                 23,172
                         59                                 19,589
                         60                                 15,901
                         61                                 12,103
                         62                                  8,190
                         63                                  4,157
                         64                                      0

         I further understand that I am entitled to review or obtain a copy of the Master Agreement, at any time, and may do so by contacting the Bank.

         This Joinder Agreement shall become effective upon execution (below) by
(i) the Executive, (ii) a duly authorized officer of the Bank and (iii) a duly authorized officer of the Corporation.


         Dated this 1st day of October, 1997.




(Executive)



(Bank's duly authorized Officer)



(Corporation's duly authorized Officer)

                    EXECUTIVE DEATH BENEFIT JOINDER AGREEMENT

         I, Donald E. Reinhard, hereby apply for approval by UNITED NATIONAL BANK to participate in the Executive Death Benefit Master Agreement ("Master Agreement") established on October 1, 1997, by UNITED NATIONAL BANK, as such Master Agreement may now exist or hereafter be modified; and do further agree to the terms and conditions thereof.

         I understand that receipt by my Beneficiary of the Pre-Retirement or Post-Termination Death Benefit is contingent upon my compliance with the provisions of the Agreement.

         I understand that if I die while employed by the Bank or voluntarily or involuntarily terminate employment at the Bank, for reasons other than Cause, my Beneficiary will be entitled to a Pre-Retirement Death Benefit or Post-Termination Death Benefit in accordance with the following schedule:

                  Age at Death                            Death Benefit

                         42                                 76,340
                         43                                 73,700
                         44                                 71,004
                         45                                 68,248
                         46                                 65,431
                         47                                 62,548
                         48                                 59,596
                         49                                 56,574
                         50                                 53,476
                         51                                 50,300
                         52                                 47,042
                         53                                 43,698
                         54                                 40,264
                         55                                 36,736
                         56                                 33,111
                         57                                 29,382
                         58                                 25,547
                         59                                 21,599
                         60                                 17,535
                         61                                 13,348
                         62                                  9,034
                         63                                  4,586
                         64                                      0

         I further understand that I am entitled to review or obtain a copy of the Master Agreement, at any time, and may do so by contacting the Bank.

         This Joinder Agreement shall become effective upon execution (below) by
(i) the Executive, (ii) a duly authorized officer of the Bank and (iii) a duly authorized officer of the Corporation.


         Dated this 1st day of October, 1997.




(Executive)



(Bank's duly authorized Officer)



(Corporation's duly authorized Officer)

                    EXECUTIVE DEATH BENEFIT JOINDER AGREEMENT
                             BENEFICIARY DESIGNATION



         The Executive, under the terms of the Executive Death Benefit Master Agreement executed by UNITED NATIONAL BANK of, Bridgewater, New Jersey, dated October 1, 1997, hereby designates the following Beneficiary to receive any guaranteed payments or death benefits under such Agreement, following his death:


PRIMARY BENEFICIARY: ____________________________________

SECONDARY BENEFICIARY: _________________________________


         This Beneficiary Designation hereby revokes any prior Beneficiary Designation which may have been in effect.

         Such Beneficiary Designation is revocable.


DATE: ______________________, 19___



-----------------------------------                  -----------------
(WITNESS)                                                 EXECUTIVE



-----------------------------------
(WITNESS)







                                    Exhibit A